Exhibit 10.5

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (“Subscription Agreement”) made as of _____________________________, by and between Vertical Data, Inc., a Nevada corporation (the “Company”), and the undersigned (the “Subscriber”).

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement, and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 promulgated thereunder and/or Regulation S under the Securities Act, the Company desires to issue and sell to the Subscriber, and the Subscriber desires to purchase from the Company, that number of shares of the Company’s common stock, $0.0001 par value per share (“Shares”) set forth on the signature page hereto, to persons who are not U.S. persons under Regulation S and persons who are “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act), in a private placement (the “Offering”); and

WHEREAS, the Subscriber understands that the Offering is being made without registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction and is being made only to “accredited investors” or non-U.S. persons.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

AGREEMENT

1. Subscription Procedure

1.1. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company the number of Shares as is set forth upon the signature page hereof at a price of $0.50 per Share (the “Purchase Price”). The Company agrees to sell such Shares to the Subscriber for the Purchase Price.

1.2. The subscription period will begin as of the date of this Subscription Agreement and will terminate at 5:00 PM Eastern Standard Time on August 31, 2024, unless extended on one or more occasions for up to an additional thirty (30) days by the Board of Directors of the Company (as defined below) in their joint discretion (the “Termination Date”). The Shares will be offered on a “best effort”. The minimum investment per subscription of the Offering is $1,000, subject to the Company’s right to accept a lesser amount. There is no minimum number of Shares that must be sold to close the Offering. The Company may conduct one or more closings (each, a “Closing”) prior to the receipt of the Maximum Offering Amount of $1,500,000. In the event the Offering is oversubscribed in excess of the Maximum Offering Amount, the Offering may be increased up to the Over-Subscription Amount in the discretion of the Company (the “Over-Subscription”).

1.3. The Purchase Price will be sent directly to the Company Bank Account for this Offering (the “Offering Bank Account”) described in 1.5 below. Funds will be returned promptly, without interest or offset if this Subscription Agreement is not accepted by the Company, or the Offering is terminated pursuant to its terms or by the Company prior to the any Closing.

1.4. Certificates representing the Shares bearing the name of the Subscriber will be delivered by the Company within a reasonable amount of time following the final Closing of the Offering. The Subscriber hereby authorizes and directs the Company to deliver the aforementioned certificates to be issued to such Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in the Investor Questionnaire, a form of which is attached hereto as Exhibit A.

1.5. The Purchase Price for the Shares purchased hereunder shall be paid pursuant to the following instructions:

By wire transfer:

Beneficiary:	Vertical Data, Inc.
Choice Financial Group
Client (Beneficiary) Name: Vertical Data Inc. Client Contact: Deven Soni
Account Number: 202424389400 ACH Routing#:
Wire Routing#: 091311229
Bank Address: 4501 23rd Avenue S, Fargo ND 58104
Beneficiary Address: 930 South 4th Street STE 209 4405 Las Vegas NV 89101

All checks which are mailed must be sent by overnight express (DHL, UPS, United States Postal Service Express, or Federal Express) with tracking numbers provided to the Company.

1.6. The Company may, in their sole discretion, reject any subscription, in whole or in part. The Company may, in its sole discretion, terminate or withdraw the Offering in its entirety at any time prior to a Closing in relation thereto. If this subscription is rejected in whole or the Offering is terminated, all funds received from the Subscriber will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted. The Company shall not be required to allocate among investors on a pro rata basis in the event of an over-subscription.

2. Representations and Covenants of Subscriber

2.1. Subscriber understands that the Securities are being offered and sold in reliance upon specific exemptions from registration provided in the Securities Act, and upon exemptions from registration under State securities laws, and acknowledges that the Offering has not been reviewed by the Securities and Exchange Commission or any state agency because it is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act and State securities laws. Subscriber understands that the Company is relying upon, and intends that the Company rely upon, the truth and accuracy of, and Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of Subscriber to acquire the Securities. The Company may only make offers to sell the Securities to persons outside the United States in this Offering and, if applicable, at the time any buy order is originated, the buyer is outside the United States. The undersigned has not received an offer to purchase Securities inside the United States and will not originate a buy order inside the United States.

2.2. The undersigned is either (i) an “accredited investor” if a U.S. investor, or (ii) not a U.S. person as defined under Rule 902 of Regulation S, and the Securities are being purchased for Subscriber’s own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act. Subscriber agrees that it will not sell or otherwise transfer the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available under the Securities Act and permitted by the certificate of incorporation of the Company. Subscriber has no contract, undertaking, agreement, or arrangement with any person to sell, distribute, transfer, or pledge to such person or anyone else the Securities which Subscriber hereby subscribes to purchase, or any interest therein, and Subscriber has no present plans to enter into any such contract, undertaking, agreement, or arrangement. Subscriber agrees that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

2.3. The Subscriber recognizes that the purchase of the Shares involves a high degree of risk in that (i) the Company will need additional capital to operate its business but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (iii) an investor may not be able to liquidate his, her or its investment in the Shares; (iv) transferability of the Shares is extremely limited; (v) an investor could sustain the loss of his, her or its entire investment; and (vi) the Company is and will be subject to numerous other risks and uncertainties, including without limitation, significant and material risks relating to the Company’s business and operations, and the industries, markets and geographic regions in which the Company competes, as well as risks associated with the Offering.

2.4. The Subscriber represents that he, she or it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act, as indicated by his, her or its Investor Questionnaire, and that he, she or it is able to bear the economic risk of an investment in the Shares. The Subscriber must complete the applicable Investor Questionnaire to enable the Company to assess the Subscriber’s eligibility for the Offering.

2.5. The Subscriber represents that all information which the Subscriber has provided to the Company concerning the Subscriber or the Subscriber’s investor status, financial position, knowledge and experience in financial and business matters, or, in the case of a corporation, trust, partnership, limited liability company, or other entity, the knowledge and experience in financial and business matters of the person making the investment decision on behalf of such entity, including all information contained herein, is correct and complete as of the date of this Agreement, and if there should be any adverse change in such information prior to this subscription being accepted, the Subscriber will immediately provide the Company with such information.

2.6. The Subscriber acknowledges that he, she or it has prior investment experience, including without limitation, investment in non-listed and non-registered securities, or he, she or it has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him, her or it and to all other prospective investors in the Shares and to evaluate the merits and risks of such an investment on his, her or its behalf, and that he, she or it recognizes the highly speculative nature of this investment.

2.7. The Subscriber acknowledges that he, she or it has not received an Offering Memorandum providing customary disclosures such as non-boilerplate risk factors, historical financial and operating performance, legal proceedings, management’s discussion and analysis of financial condition and results of operations, quantitative and qualitative disclosures about market risk, disclosure controls and procedures, internal controls, executive compensation, security ownership of certain beneficial owners and management, transactions with related persons, promoters and certain control persons, corporate governance and description of securities, amongst other things, and hereby represents that he, she or it has been furnished or given access by the Company during the course of the Offering with or to all information regarding the Company and its financial conditions and results of operations which he, she or it had requested or desired to know; that all documents which could be reasonably provided have been made available for his, her or its inspection and review; that he, she or it has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he, she or it had requested. The Subscriber further represents and acknowledges that the Subscriber has not seen or received any advertisement or general solicitation with respect to the sale of any of the securities of the Company, including, without limitation, the Shares.

2.8. The Subscriber acknowledges that the Offering of the Shares may involve tax consequences, and that the contents of marketing materials provided by the Company describing, amongst other things, the Offering (“Offering Materials”), do not contain tax advice or information. The Subscriber acknowledges that he, she or it must retain his, her or its own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

2.9. The Subscriber understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his, her or its investment intention. The Subscriber realizes that, in the view of the SEC, a purchase now with the intention to distribute would represent a purchase with an intention inconsistent with his, her or its representation to the Company, and the SEC might regard such a distribution as a deferred sale to which such exemption is not available.

2.10. The Subscriber understands that Rule 144 (the “Rule”) promulgated under the Act requires, among other conditions, a six (6) month holding period prior to the resale (in limited amounts) of securities acquired in a non- public offering, such as the Offering, without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Exchange Act, or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability. The Subscriber consents that the Company may, if it desires, permit the transfer of the Shares out of his, her or its name only when his, her or its request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act, any applicable state “blue sky” laws or any applicable securities laws of any other country, province or jurisdiction (collectively, “Securities Laws”). The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Investor Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

2.11. The Subscriber acknowledges and consents to the placement of one or more legends on any certificate or other document evidencing his, her or its Shares stating that they have not been registered under the Act, substantially in the form as set forth below, and are subject to the terms of this Subscription Agreement, and setting forth or referring to the restrictions on the transferability and sale thereof:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

and other legend language that may be determined by the Company and its counsel from time to time.

2.12. The Subscriber understands that the Company will review this Subscription Agreement and the Investor Questionnaire. The Subscriber further authorizes the Company to review his, her or its financial standing; and the Subscriber agrees that the Company reserves the unrestricted right to reject or limit any subscription and to close the Offering pursuant to the terms herein.

2.13. The Subscriber hereby represents that the address of Subscriber furnished by him, her or it at the end of this Subscription Agreement and in the Investor Questionnaire is the undersigned’s principal residence if he, she or it is an individual or its principal business address if it is a corporation or other entity.

2.14. The Subscriber acknowledges that if the Subscriber is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he, she or it must give such firm the notice required by the FINRA Conduct Rules, or any applicable successor rules of the FINRA, receipt of which must be acknowledged by such firm on the signature page hereof. The Subscriber shall also notify the Company if the Subscriber or any affiliate of Subscriber is a registered broker-dealer with the SEC, in which case the Subscriber represents that the Subscriber is purchasing the Shares in the ordinary course of business and, at the time of purchase of the Shares, has no agreements or understandings, directly or indirectly, with any person to distribute the Shares or any portion thereof.

2.15. The Subscriber hereby represents that no representations or warranties have been made to the Subscriber by either the Company or its agents, employees or affiliates and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Materials and the results of independent investigation by the Subscriber.

2.16. The Subscriber agrees that he, she or it will purchase the Shares in the Offering only if his, her or its intent at such time is to make such purchase for investment purposes and not with a view toward resale.

2.17. If the Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Shares; and (iii) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the Subscriber.

2.18. If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Such Subscriber’s subscription and payment for, and his, her or its continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

2.19. The Subscriber acknowledges that (i) the Offering Materials contains material, non-public information concerning the Company within the meaning of Regulation FD promulgated by the SEC, and (ii) the Subscriber is obtaining such material, non-public information solely for the purpose of considering whether to purchase the Shares pursuant to a private placement that is exempt from registration under the Act. In accordance with Regulation FD and other applicable provisions of the Securities Laws, the Subscriber agrees to keep such information confidential and not to disclose it to any other person or entity except the Subscriber’s legal counsel, advisors and other representatives who have agreed (i) to keep such information confidential, (ii) to use such information only for the purpose set forth above, and (iii) to comply with applicable securities laws with respect to such information. In addition, the Subscriber further acknowledges that the Subscriber and such legal counsel, advisors and other representatives are prohibited from trading in the Company’s securities while in possession of material, non-public information and agrees to refrain from purchasing or selling securities of the Company until such material, non-public information has been publicly disseminated by the Company. The Subscriber agrees to indemnify and hold harmless the Company and its officers, directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the Subscriber, or the Subscriber’s breach of, or failure to comply with, any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to the Company or its respective officers, directors, employees or affiliates or each other person, if any, who controls any of the foregoing in connection with this transaction.

2.20. The Subscriber understands and acknowledges that (i) the Shares are being offered and sold to Subscriber without registration under the Act in a private placement that is exempt pursuant to Section 4(a)(2) of the Act and/or Rule 506(b) of Regulation D promulgated thereunder; and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations made by the Subscribers, and such Subscriber hereby consents to such reliance.

2.21. The Subscriber understands and acknowledges that he, she or it will at all times be in compliance with any and all state and federal securities and other laws, statutes and regulations regarding his, her or its ownership and/or any sale, transfer or hypothecation of the Shares including but not limited to those rules and regulations promulgated by the SEC, FINRA and any exchange on which the Company’s Common Stock is listed, if applicable, and those of federal and state governments and other agencies such as improper short selling of the Company’s Common Stock and failure to properly file all documents required by the SEC or otherwise.

2.22. The Subscriber agrees that it, he, she or it shall not, directly or indirectly sell, assign, exchange, distribute, offer to sell, contract to sell (including, without limitation, any short sale), hypothecate, pledge, grant any option to purchase or otherwise transfer or dispose of any Shares of the Company held by it, him or her and purchased further to this Subscription Agreement, at any time from the date hereof until that date that is six (6) months from the effective date of the Offering.

2.23. The undersigned understands and agrees that an investment in the Shares involves special risks, and the undersigned understands those risks, and the undersigned is expressly assuming such risks. The undersigned acknowledges and is aware that the Shares are speculative investments which involve a high degree of risk of loss by Subscriber of his, her or its entire investment in the Company. The undersigned agrees and acknowledges that it is the undersigned’s sole responsibility to conduct a “due diligence” investigation of the Company and the financial prospects of the Company.

2.24. Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, Subscriber maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Acquired Shares were legally derived.

3. Representations by the Company

The Company represents and warrants to the Subscriber that:

3.1. Organization and Authority. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Subscription Agreement being executed and delivered by it in connection herewith, and to consummate the transactions contemplated hereby and thereby.

3.2. Authorization. This Subscription Agreement, assuming due execution and delivery by the Subscriber, when the Subscription Agreement is executed and delivered by the Company, will be, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

3.3. Non-Contravention. The execution and delivery of the Subscription Agreement by the Company, and the issuance of the Shares do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the certificate of incorporation or by-laws or similar instruments of the Company or its subsidiaries, (ii) conflict with or result in a breach by the Company or its subsidiaries of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or its subsidiaries, pursuant to any agreements, instruments or documents or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or any of its subsidiaries or any of its properties or assets are bound or affected, in any such case which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform any of its obligations, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries or any of its respective properties or assets that would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform any of its obligations, or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or its subsidiaries to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company or its subsidiaries to make use thereof.

3.4. Absence of Certain Proceedings. The Company is not aware of any action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or governmental agency pending or threatened against or affecting the Company or any of its subsidiaries, in any such case wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform any of its obligations under.

4. Miscellaneous

4.1. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at Vertical Data, Inc., 1887 Whitney Mesa Dr. #9810, Henderson Nevada, Attention: Deven Soni, and to the Subscriber at his, her or its address indicated on the signature page of this Subscription Agreement. Notices shall be deemed to have been given three (3) business days after the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

4.2. This Subscription Agreement may be amended through a written instrument signed by both the Subscriber and the Company; provided, however, that the terms of Section 4 of this Subscription Agreement may be amended without the consent or approval of the Subscriber so long as such amendment applies in the same fashion to the subscription agreements of all of the other subscribers for the Shares in the Offering and at least holders of a majority of the Shares sold in the Offering have given their approval of such amendment, which approval shall be binding on all holders of the Shares.

4.3. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

4.4. Company shall indemnify, defend and hold Subscriber and its officers, directors, employees or agents harmless from and against any and all loss, cost, liability, damage and expense (including legal and other expenses incident thereto) of every kind, nature or description arising out of: (a) the breach of any representation or warranty of Company set forth in this Subscription Agreement or in any schedule or certificate delivered to Subscriber hereto; (b) the breach of any of the covenants or agreements by the Company containing in or arising out of this Agreement or the transactions contemplated hereby and the conduct of the business of the Company, including, but not limited to, any liability judgement or damages against the Company, its officers, directors, employees or agents, as a result of litigation involving the Company.

4.5. This Subscription Agreement shall be construed in accordance with the laws of the State of Nevada, without regard to principles of conflicts of law. The parties hereunder agree that any dispute arising out of or relating to an investment pursuant to this Subscription Agreement or concerning this Subscription Agreement, including but not limited to disputes as to arbitrability and all disputes with the Company, or any employee, agent, representative, officer, director or attorney of the Company shall be resolved through final, binding, non-appealable arbitration, before a single, neutral arbitrator, at JAMS, in Clark County, Nevada in accordance with the rules and regulations of the American Arbitration Association. Venue of all arbitration shall be JAMS Dispute Resolution Center, Clark County, Nevada. The Parties agree that each side will pay fifty percent (50%) of the cost of any arbitration proceedings. Judgment on any arbitration award may be entered in any court having jurisdiction. Any arbitration award shall be in United States Dollars and may be enforced in any jurisdiction in which the party against whom enforcement is sought maintains assets. The Parties agree to limit their respective testimony at any arbitration hearing to three hours per side. SUBSCRIBER HEREBY WAIVES ANY RIGHT TO SEEK ANY TYPE OF DAMAGES OTHER THAN COMPENSATORY DAMAGES, INCLUDING BUT NOT LIMITED TO CONSEQUENTIAL DAMAGES AND PUNITIVE DAMAGES. SUBSCRIBER HEREBY FURTHER WAIVES THE RIGHT TO A TRIAL BY JURY, THE RIGHT TO BRING A CLASS ACTION SUIT, AND OTHER POTENTIAL REMEDIES THAT OTHERWISE MAY BE AFFORDED BY LAW. THIS IS A CLASS ACTION WAIVER THAT APPLIES TO ALL DISPUTES ARISING OUT OF THIS INVESTMENT, INCLUDING BUT NOT LIMITED TO ANY DISPUTES WITH THE COMPANY, AND ALL OF THEIR EMPLOYEES, AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, OR ATTORNEYS.

4.6. This Subscription Agreement may be executed in counterparts. It shall not be binding upon the Company unless and until it is accepted by the Company. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers. This Subscription Agreement may be executed and delivered by facsimile or by email with scanned copy.

4.7. The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

4.8. It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

4.9. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

4.10. The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law, provided that the Company may provide information relating to the Subscriber as required in any registration statement under the Act that may be filed by the Company pursuant to the requirements of this Subscription Agreement.

4.11. The obligation of the Subscriber hereunder is several and not joint with the obligations of any other subscribers for the purchase of Shares in the Offering (the “Other Subscribers”), and the Subscriber shall not be responsible in any way for the performance of the obligations of any other subscribers of the Offering. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by the Subscriber pursuant hereto, shall be deemed to constitute the Subscriber and the other subscribers of the Offering as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber and the other subscribers of the Offering are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement. The Subscriber shall be entitled to protect and enforce the Subscriber’s rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any other subscriber(s) of the Offering to be joined as an additional party in any proceeding for such purpose. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. The Subscriber is not acting as part of a “group” (as that term is used in Section 13(d) of the Exchange Act) in negotiating and entering into this Subscription Agreement or purchasing, disposing of or voting any of the Shares. The Company hereby confirms that it understands and agrees that the Subscriber is not acting as part of any such group.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

Subscriber

Full Legal Name of Subscriber (Please print)	Full Legal Name of Co-Subscriber (if applicable)

Signature of (or on behalf of) Subscriber	Signature of or on behalf of Co-Subscriber (if applicable)

Name:

Title:

Address of Subscriber	Address of Co-Subscriber (if applicable)

Social Security or Taxpayer Identification Number of Subscriber	Social Security or Taxpayer Identification Number of Co-Subscriber (if applicable)

$
Total Dollar Amount of Investment

Number of Shares: ________________________

_________________

Name of Subscriber

(Please Print or Type)

VERTICAL DATA INC.

SUBSCRIPTION AGREEMENT

COMPANY ACCEPTANCE PAGE

(To be completed by the Company)

Vertical Data Inc. hereby accepts the foregoing subscription either (a) for the Commitment Amount set forth below or (b) if the Commitment Amount below is left blank, then the Subscriber’s requested Commitment Amount set forth above the Subscriber’s signature on its signature page to the Subscription Agreement.

Commitment Amount: $___________________

Number of Shares:_______________________

Dated:____________________

VERTICAL DATA INC.

By:
Name:	Deven Soni
Title:	CEO